Exhibit 99.2
   CONSOLIDATED
     OIL WELL
  SERVICES, INC.
--------------------
AN INFINITY COMPANY

NEWS RELEASE
FOR IMMEDIATE RELEASE

For additional information please contact:
Stephen D. Stanfield, President, Consolidated Oil Well Services, Inc.
(620) 431-9210 or Doug Lamb, President, Quest Cherokee, LLC (620) 698-2250 x240

      Consolidated Oil Well Services, Inc. and Quest Cherokee, LLC Announce
                            $4.1 Million Asset Sale

           Consolidated and Infinity Headquarters to Remain in Chanute Quest Cherokee's Operations Headquarters to be Relocated to Chanute

CHANUTE, Kan. - August 23, 2004 - Consolidated Oil Well Services, Inc. ("Consolidated"), a wholly-owned subsidiary of Infinity, Inc., and Quest Cherokee, LLC ("Quest"), a subsidiary of Quest Resource Corporation, announced today that they have signed a definitive agreement for the sale of Consolidated's Chanute, Kansas facility and substantially all of the related equipment and inventory to Quest.

The assets consist of cementing, acidizing and fracturing equipment that include 37 trucks, 13 trailers and 14 pickups which are being purchased by Quest Cherokee Oilfield Service, LLC, a wholly-owned subsidiary of Quest. Real estate assets include an office complex, a service and repair facility, and storage and handling facilities for materials, which are all located at the Chanute site. Quest will utilize the equipment and facilities to support its active methane gas development program on its Cherokee Basin properties in southeastern Kansas and northeastern Oklahoma. Quest will also relocate its operations headquarters from Benedict, Kansas to the Chanute site. Management representatives from both companies believe that the transaction should increase employment levels in the area in order for Consolidated to continue to meet the growing demand from its other customers and to support Quest's on-going, long-term development program. The companies expect to complete the transaction on September 15, 2004. The closing of the transaction is conditioned on Quest Resource Corporation's due diligence review and other customary closing conditions for transactions of this type.

Quest well completion activity accounted for approximately 50% of the revenue generated by Consolidated's Chanute facility during the first seven months of 2004. The remaining revenue is from other customers which Consolidated expects to continue to service. The on-going needs of these customers will be serviced from Consolidated's Thayer, Eureka, and Ottawa facilities in Kansas, and from its Bartlesville facility in Oklahoma. Both the Thayer and Eureka yards

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

   CONSOLIDATED
     OIL WELL
  SERVICES, INC.
--------------------
AN INFINITY COMPANY

NEWS RELEASE
FOR IMMEDIATE RELEASE

were acquired in April as part of the $1.2 million Blue Star Acid Services acquisition.

Consolidated has been providing cementing, acidizing, water hauling and fracturing work for Quest and its predecessors for many years in the development of its Cherokee Basin properties. Quest expects to reduce development costs on its properties from direct ownership of the equipment purchased, through greater efficiencies in scheduling work, and by having the manpower and equipment dedicated strictly to Quest's development and operational activities. The acquisition of the office complex and the service and repair facilities also allows Quest to grow its support services for its various field activities.

The agreement contains terms which protect Consolidated from competition by Quest, or its successors, for a period of five years in Kansas, Oklahoma, Colorado, Missouri, Iowa and Wyoming. In addition, the agreement contains terms that grant Consolidated a "right-of-first refusal" for a period of three years to match any offer to buy certain of the divested assets from Quest or its successors.

Management Comments

Stephen D. Stanfield, Consolidated's President, said: "We are pleased to have signed this agreement with Quest. It is a transaction which we believe is a win-win for both companies. Consolidated expects to be able to reduce our operating cost, reduce our debt, increase the utilization of our service equipment located at our other facilities and provide approximately $2.4 million in working capital to Consolidated and Infinity for future needs from the proceeds of this transaction. We believe the terms demonstrate the cooperative effort that went into the negotiations in order to give both companies the best opportunity to succeed after the completion of the transaction. We have begun a transition period to relocate the Chanute yard to Thayer and anticipate minimal disruption to our ability to serve our other area customer needs at the same quality level provided in the past."

Douglas L. Lamb, President of Quest, stated: "The acquisition of these assets will allow us to continue our aggressive development program of area methane gas reserves in a more cost effective and efficient manner. We are looking forward to establishing our operational headquarters in this excellent facility. It will become the operational hub for our other Kansas facilities that remain in Benedict, Thayer, Howard and the two offices that are already located in Chanute, and the Oklahoma field office located in Lenapah. We welcome the

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

   CONSOLIDATED
     OIL WELL
  SERVICES, INC.
--------------------
AN INFINITY COMPANY

NEWS RELEASE
FOR IMMEDIATE RELEASE

Consolidated employees that will be joining Quest and the valuable experience, knowledge and capability that they bring to the Quest team."

About the Companies

Infinity, Inc., through its wholly-owned subsidiaries Infinity Oil & Gas of Wyoming, Inc. and Infinity Oil and Gas of Texas, Inc., is an independent energy company engaged in the exploration, development and production of natural gas and oil and the operation and acquisition of natural gas and oil properties. Infinity, Inc. provides oilfield services through its wholly-owned subsidiary, Consolidated Oil Well Services, Inc., with operations principally focused in the Mid-Continent region. The Company's common stock is listed on the NASDAQ National Market under the symbol "IFNY." For additional information from Infinity, Inc., please contact: Stanton E. Ross, President/CEO at (620) 431-6200 or James W. Dean, Vice President, Strategic & Corporate Development at (720) 932-7800 or visit the Infinity, Inc. website at www.infinity-res.com.

Quest Resource Corporation's primary activity is the exploration, production, and transportation of natural gas in a 1,000 square mile region of southeast Kansas and northeast Oklahoma that is served by its 900 mile gas pipeline network. For more information, contact Mr. Jim Vin Zant at 316-788-1545 or visit the Quest Resource Corporation's website at www.qrcp.net.

Forward-Looking Statements

This press release includes statements that may constitute "forward-looking" statements, usually containing the words "believe," "estimate," "project," "expect," "plan," "should" or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

Forward-looking statements in this press release regarding Consolidated and Infinity include statements regarding anticipated oilfield services jobs, continuation of services to non-Quest customers previously serviced from the
Chanute yard, the closing of the divestiture and the benefits of the divestiture. Factors that could cause or contribute to such differences include, but are not limited to failure to close the transaction, loss of existing customer or business due to the divestiture, decreases in the prices of oil and gas, operating risks, continued acceptance of the company's oil field services in their marketplace, weather conditions at oilfield service jobs, costs of supplies and services used by Consolidated in its businesses, and other risks described under "Risk Factors" in

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

   CONSOLIDATED
     OIL WELL
  SERVICES, INC.
--------------------
AN INFINITY COMPANY

NEWS RELEASE
FOR IMMEDIATE RELEASE

Infinity, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003 and in the Company's periodic reports filed with the Securities and Exchange Commission. You can find the Company's filings with the Securities and Exchange Commission at www.infinity-res.com or at www.sec.gov. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

With respect to Quest Resources Corporation, opinions, forecasts, projections or statements other than statements of historical fact, are forward looking statements that involve risks and uncertainties. Although Quest Resource Corporation believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Actual results may differ materially due to a variety of factors, including without limitation: the uncertainty involved in exploring for and developing new oil and gas reserves, the sales price of such reserves, environmental issues, competition, general market conditions, and other risks detailed in Quest Resource Corporation's filings with the Securities and Exchange Commission.




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